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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 29, 2000

                             OAKHURST COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                          0-19450                    25-1655321
(State or other                  (Commission File            (I.R.S. Employer
  jurisdiction                       Number)                Identification No.)
of incorporation)

2751 Centerville Road
   Suite 3131
Wilmington, Delaware                                                 19803
   (Address of                                                     (Zip code)
principal executive
     offices)

Registrant's telephone number, including area code:  (302) 478-9170



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Item 2. Acquisition or Disposition of Assets

Effective November 29, 2000, the Company's wholly-owned subsidiary, Dowling's
Fleet Service Co., Inc.("DFS") merged with and into A.C.F. Acquisition, Inc., a wholly-owned subsidiary of A.C.F. Imports, Inc. At the closing, the shares of DFS held by the Company were converted into the right to receive the merger consideration, which consisted of $1.00 in cash and the payment by A.C.F.
Acquisition, Inc. of the balance (including principal and accrued interest) of the debt of the Company to its senior lender that was secured by DFS' assets.
The merger consideration was determined through arms length negotiations and reflected continued operating losses suffered by DFS.

A.C.F. Imports, Inc. is a private company involved in the manufacture and import of automotive radiators. DFS is a wholesale distributor of automotive radiators.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

     99  Press Release Dated December 5, 2000.

                         ------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Oakhurst Company, Inc.

                                                  /s/ MAARTEN D. HEMSLEY
                                                  ------------------------------
Date: December 5, 2000                      By:   Maarten D. Hemsley
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

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     EXHIBIT
     NUMBER       DESCRIPTION
     -------      -----------

       99         Press Release Dated December 5, 2000
